UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material under §240.14a-12

CROWDSTRIKE HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96373-P51049 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. CROWDSTRIKE HOLDINGS, INC. 206 E. 9th STREET SUITE 1400 AUSTIN, TEXAS 78701 CROWDSTRIKE HOLDINGS, INC. 2026 Annual Meeting Vote by June 16, 2026 11:59 PM ET You invested in CROWDSTRIKE HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2026. Vote Virtually at the Meeting* June 17, 2026 8:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/CRWD2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96374-P51049 1. To elect CrowdStrike’s nominees Johanna Flower and Denis J. O’Leary to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders. Nominees: For 01) Johanna Flower 02) Denis J. O’Leary 2. To ratify the selection of PricewaterhouseCoopers LLP as CrowdStrike’s independent registered public accounting firm for its fiscal year ending January 31, 2027. For 3. To approve an amendment and restatement of CrowdStrike’s amended and restated certificate of incorporation to limit officer liability as permitted by Delaware law. For 4. To ratify, on an advisory basis, supermajority voting provisions in CrowdStrike’s amended and restated certificate of incorporation and amended and restated bylaws. For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.